EXHIBIT 10.5

                                 FLEET BANK - NH
                            COMMERCIAL LOAN AGREEMENT



BORROWER'S NAME AND ADDRESS:                         DESCRIPTION OF LOAN:

Shepherd Surveillance Solutions, Inc.                Revolving Line of Credit:
7 Perimeter Road, Suite 4                            $900,000.00
Manchester, New Hampshire 03103


DATE OF THIS AGREEMENT:
February 3, 1997



          REVOLVING LINE OF CREDIT INITIAL REVIEW DATE: AUGUST 15,1997

                -------------------------------------------------

THIS COMMERCIAL LOAN AGREEMENT (the "Agreement"), is made as of the date set forth above, between the above named Borrower (the "BORROWER") and FLEET BANK - NH, a bank organized under the laws of the State of New Hampshire with a place of business at 1155 Elm Street, Manchester, New Hampshire 03101 (the "BANK"). The BANK has agreed to extend to BORROWER, at the BORROWER's request, the Loan(s) described above, and may, from time to time hereafter extend other loans to BORROWER (individually, a "Loan" and, collectively, the "Loans"). All of the Loans are, together with all other debts, liabilities and obligations of BORROWER to the BANK, direct or indirect, absolute or contingent, now existing or hereafter arising, hereinafter sometimes collectively referred to as the "Obligations". Each Loan is or shall be evidenced by a Promissory Note (individually a "Note" and collectively the "Notes") and each Loan and all of the other Obligations are secured pursuant to a Security Agreement of even date between BORROWER and the BANK (the "Security Agreement"). The characterization of each Loan as either a Revolving Line of Credit, Line of Credit, or Term Loan shall be as set forth in the Note evidencing such Loan and/or the BANK's commitment letter (if any) with respect to the same. In connection with the Loans, the BORROWER may execute certain other documents, certificates and agreements, all of which are, together with this Agreement, the Notes, and the Security Agreement, and as all of the same may be hereafter amended, modified, revised, renewed, or extended, sometimes collectively referred to herein as the "Loan Documents". Each Loan, whether now existing or hereafter arising, is made upon and subject to the terms and conditions set forth in the Note evidencing such Loan, the Security Agreement, the other Loan Documents, and this Agreement. The terms, conditions, representations, warranties, and covenants set forth in this

Agreement are in addition to, and not in limitation  of, the terms,  conditions,
representations,   warranties,  and  covenants  set  forth  in  the  other  Loan
Documents. In the event of any conflict between the terms, conditions, representations, warranties, and covenants contained in the Loan Documents, the term, condition, representation. warranty, or covenant contained in this Agreement shall control. Where there is more than one BORROWER or guarantor hereunder, all of the terms, conditions, representations, warranties, and covenants set forth herein and in the other Loan Documents shall apply to, be binding upon, and be deemed to be made by each BORROWER and guarantor, jointly and severally.

IN CONSIDERATION OF the Loans made or to be made by BANK to the BORROWER, and of all other Obligations of the BORROWER to the BANK, BORROWER and BANK hereby agree as follows:

I. REVOLVING LINE OF CREDIT. The Revolving Line of Credit Loan first described above made available by the BANK to the BORROWER shall be upon and subject to the terms and conditions set forth in the Revolving Line of Credit Note evidencing such Loan, the other Loan Documents, and this Agreement.

A. Maximum Available Amount. The maximum amount available to the BORROWER from time to time under the Revolving Line of Credit Loan shall be the LESSER of (1) the amount set forth in the Note evidencing such Revolving Line of Credit Loan, or (2) an amount equal to eighty percent (80%) of BORROWER's Acceptable Accounts, all as set forth and defined on Schedule A attached hereto and by this reference made a part hereof. The maximum amount available to BORROWER under the Revolving Line of Credit Loan as determined from time to time under clause (2) above is hereinafter referred to as the BORROWER's "Borrowing Base".

B. Letters of Credit. At BORROWER's request from time to time, the BANK shall issue letters of credit (each a "Letter of Credit") under the Revolving Line of Credit Loan in face amounts which, at the time of issuance thereof, do not exceed Borrower's then Borrowing Base and with terms which do not extend beyond the next Review Date (as hereinafter defined). The BANK shall be under no obligation to issue any Letter of Credit (i) at any time or times during which an Event of Default has occurred or is existing under this Agreement or the Loan Documents, (ii) if any condition exists which. if not cured, would with the passage of time or the giving of notice, or both, constitute such an Event of Default, (iii) if the issuance of such Letter of Credit would result in an Event of Default arising under this Agreement or the Loan Documents, or (iv) if the Revolving Line of Credit Loan has terminated. The Borrowing Base available to the BORROWER from time to time under the Revolving Line of Credit Loan as determined under Section I.A. above shall be reduced by the aggregate face amount of all such Letters of Credit then outstanding (including Letters of Credit under which draws have been made by the beneficiary thereof and

BORROWER has not yet reimbursed the Bank) and such Letters of Credit shall be deemed to be outstanding direct advances under the Revolving Line of Credit Loan for purposes of this Agreement and the Loan Documents, other than for purposes of interest accruing thereon. Each Letter of Credit shall be issued in accordance with the terms set forth in the letter of credit instrument applicable thereto in favor of a single beneficiary designated by the BORROWER, all in accordance with and subject to the BANK's customary practices and procedures for letters of credit. BORROWER shall reimburse BANK immediately for all payments made under each Letter of Credit issued on behalf of the BORROWER. For purposes of the foregoing, BORROWER hereby authorizes the BANK to automatically advance funds to BANK, at BANK's sole discretion. under the Revolving Line of Credit to reimburse BANK for any payments made under any Letter of Credit issued on behalf of the BORROWER or to otherwise make any payments due to BANK by BORROWER with respect to any Letter of Credit. Additionally, upon the occurrence of either (i) the demand or expiration of the Revolving Line of Credit or (ii) an Event of Default hereunder, the BORROWER shall pay to the BANK for its account on demand the full amount of the then outstanding face amount of each Letter of Credit then outstanding. The BANK shall be entitled to hold the full amount so paid to the BANK by BORROWER pursuant to the preceding sentence until the sooner to occur of (1) the termination or expiration without renewal or extension of the then current outstanding Letters of Credit without further liability to the BANK thereunder, whereupon the BANK shall, provided that there are no other outstanding Obligations, pay over the amount then held by BANK hereunder to BORROWER, or (2) the BORROWER becoming obligated to reimburse the BANK for a payment made under the Letters of Credit, whereupon the BANK shall be authorized to pay over to itself such amount as is required to satisfy in full the reimbursement obligation of the BORROWER and to retain the balance of the amount held by the BANK until the occurrence of the event specified in clause (1) above. BORROWER further agrees to execute and deliver such further applications, documents and agreements as may be required by BANK from time to time in connection with the issuance of each Letter of Credit. The obligations of payment of BORROWER outstanding from time to time hereunder shall be evidenced by the Revolving Line of Credit Promissory Note of even date herewith.

C. Advances. The Revolving Line of Credit Loan shall be disbursed, advanced, readvanced, and repaid as provided in the Revolving Line of Credit Note and this Agreement. BORROWER may request advances orally or in writing from time to time in accordance with such procedures as the BANK may from time to time specify in an amount such that the aggregate amounts outstanding under the Revolving Line of Credit Loan do not exceed the maximum available amount as determined under
Section I.A. above. The BANK is also authorized by BORROWER to automatically make advances under and repayments of the Revolving Line of Credit Loan pursuant to the Revolving Line of Credit Management provisions of Section I.F. below. The BANK shall be under no obligation to make any advance (automatic or otherwise) at any time or times during which an Event of Default has occurred or is existing under this Agreement or the Loan Documents, or if any condition exists which, if not cured, would with the passage of time or the giving of notice, or both, constitute such an Event of Default. At the time of each advance and readvance under the Revolving Line of Credit Loan, BORROWER shall immediately become indebted to the BANK for the amount thereof. Each such advance or readvance may be credited by the BANK to any deposit account of BORROWER with the BANK or be paid to BORROWER.

D. Review and Repayment. All outstanding principal, accrued and unpaid interest, and other charges payable under the Revolving Line of Credit Loan shall be due and payable in full by BORROWER upon demand by the BANK. Pending demand, the Revolving Line of Credit Loan shall be subject to review and, at the sole option and discretion of the BANK, renewal on the Revolving Line of Credit Initial Review Date set forth on the first page of this Agreement, and, if renewed, thereafter on March 15, 1998, and if then renewed thereafter on each subsequent anniversary of March 15th (the Initial Review Date, March 15, 1998 and each anniversary thereof to which the Revolving Line of Credit Loan is renewed, being a "Review Date"). BANK shall give written notice to BORROWER thirty (30) days prior to any Review Date as to which the BANK elects not to renew the Revolving Line of Credit Loan. IF THE REVOLVING LINE OF CREDIT LOAN IS NOT RENEWED BY THE BANK AS AFORESAID ON ANY REVIEW DATE, THE ENTIRE AMOUNT OF OUTSTANDING
PRINCIPAL, ACCRUED INTEREST AND OTHER CHARGES PAYABLE THEREUNDER SHALL BE DUE AND PAYABLE IN FULL BY BORROWER ON SUCH REVIEW DATE. BORROWER ACKNOWLEDGES AND AGREES THAT THE BANK HAS NO OBLIGATION OR COMMITMENT TO RENEW THE REVOLVING LINE OF CREDIT LOAN ON ANY REVIEW DATE. NOTWITHSTANDING THE FOREGOING, OR ANY PROVISION OF THE REVOLVING LINE OF CREDIT NOTE, ANY OF LOAN DOCUMENTS OR HEREIN TO THE CONTRARY, THE REVOLVING LINE OF CREDIT LOAN SHALL BE A DEMAND OBLIGATION OF BORROWER.

E. Interest Rate. The principal balance outstanding from time to time under the Revolving Line of Credit Loan shall bear interest at a variable rate equal to the BANK's Base Rate, so called, plus one and one-half percent (1.5%) per annum. The Base Rate shall be the Base Rate of the BANK as established and changed by the BANK from time to time whether or not such rate shall be otherwise published or BORROWER receives notice thereof. The BORROWER acknowledges that the Base Rate is used for reference purposes only as an index and is not necessarily the lowest interest rate charged by the BANK on commercial loans. Each time the Base Rate changes the interest rate under the Revolving Line of Credit Loan shall change contemporaneously with such change in the Base Rate. Interest shall be calculated and charged daily on the basis of actual days elapsed over a three hundred sixty (360) day banking year. Accrued interest is payable in accordance with the provisions of the Revolving Line of Credit Note.

F. Revolving Line of Credit Management. Set forth on Schedule A are additional terms and conditions relating to the management of the Revolving Line of Credit Loan.

G. Purposes. Amounts advanced to BORROWER under the Revolving Line of Credit Loan shall be used solely for BORROWER's ordinary working capital requirements.

II. FEES. In addition to such other fees as are provided in this Agreement and in the other Loan Documents, BORROWER agrees to pay the BANK the periodic fees set forth on Schedule B with respect to the maintenance of each Revolving Line of Credit Loan, Line of Credit Loan and Term Loan as is outstanding from time to time.

III. PAYMENTS. All payments made by the BORROWER of principal and interest on the Loans, and other sums and charges payable under the Loan Documents, shall be made to the BANK in accordance with the terms of the respective Loan Documents in lawful United States of America currency at its office set forth above, or by the debiting by the BANK of the demand deposit account(s) in the name of the BORROWER at the BANK, or in such other reasonable manner as may be designated by the BANK in writing to the BORROWER. The BORROWER authorizes the BANK automatically to debit the BORROWER's demand deposit account as described above and in accordance with the Cash Management provisions set forth herein below.

IV. SECURITY. Each of the Loans and all other Obligations of the BORROWER to the BANK, whether now existing or hereafter arising, shall at all times be secured by first priority perfected security interests in the Collateral (as hereinafter defined), which security interests shall continue until payment in full of all amounts outstanding under said Loans and the other Obligations. The full and punctual payment and performance of the Loans and all other Obligations of
BORROWER shall be guaranteed by the guarantor executing this Agreement hereinbelow (the "Guarantor") pursuant to a Guaranty Agreement of even date (the "Guaranty"). The term "Collateral" as used herein shall be deemed to include all property and assets of the BORROWER secured, mortgaged, pledged, assigned, or otherwise encumbered or covered by any of the Loan Documents, including, but not limited to the Security Agreement. The BORROWER covenants and agrees to take such further actions and to execute such additional documents as may be necessary from time to time to enable the BANK to obtain and maintain the security interests and liens arising under the Loan Documents. If the Collateral includes accounts and account receivables of BORROWER, then, in addition to such other rights and remedies as are provided the BANK under the Loan Documents, the BORROWER agrees that BANK may communicate with account debtors in order to verify the existence, amount, and terms of any such accounts and account receivables. Upon an Event of Default and for the duration of such

Event of Default, BANK may notify account debtors of the BANK's security interest and require that payments on accounts and account receivables be made directly to BANK, and upon the request of BANK upon the occurrence of an Event of Default, BORROWER shall notify account debtors and indicate on all billings that payments and returns are to be made directly to BANK. Solely in furtherance of the foregoing, BORROWER hereby appoints BANK as attorney irrevocable with full power to collect, compromise, endorse, sell, or otherwise deal with the BORROWER's accounts and account receivables or proceeds thereof and to perform the terms of any contract in order to create accounts and account receivables in BANK's name or in the name of BORROWER.

V. SUBORDINATION AND STANDBY OF DEBT. The BORROWER and Guarantor covenant and agree that all existing debt of BORROWER to Guarantor and all future debt if permitted hereunder from BORROWER to Guarantor, shall be and hereby is, without need for further writing, made subject and subordinate to the prior payment and performance of all the Loans and other Obligations of BORROWER. The Guarantor further covenants and agrees that any claims against the BORROWER (or any other guarantor of the Loans), individually or jointly, to which the Guarantor may become entitled (including, without limitation. claims by subrogation or otherwise by reason of any payment or performance by the Guarantor, individually or jointly, in satisfaction and discharge, in whole or in part, of his or their obligations under the Guaranty) shall be and hereby are, without need for further writing, subject and subordinate to the payment and performance in full of all of the Loans and other Obligations due the BANK. In furtherance of the foregoing, the BORROWER and Guarantor shall provide such subordinations, certificates, and other documents, and shall mark its corporate books, records, stock certificates, and ledgers, as the BANK may reasonably request from time to time, in form and substance satisfactory to BANK and BANK's counsel, evidencing the subordination of all debt of BORROWER to Guarantor, whether now existing or hereafter arising, in accordance with the covenants of BORROWER and Guarantor hereunder. Notwithstanding the foregoing, BORROWER and BANK will not increase the principal amount of the Obligations above $3,000,000.00 or increase the maximum available amount under Section I.A. above without the prior written consent of the Guarantor.

VII. CONTINUING REPRESENTATIONS AND WARRANTIES. The BORROWER and the Guarantor, as the case may be, jointly and severally warrant and represent to the BANK that so long as any of the Obligations are outstanding:

A. Good Standing. Each of BORROWER and Guarantor is duly organized, validly existing, and in good standing under the laws of its state of organization and is qualified to do business in all other jurisdictions where the nature of the business conducted or property owned by BORROWER or Guarantor, as the case may be, require it to be so qualified and where the failure of the BORROWER or

Guarantor, as the case may be, to be so qualified would have a material adverse effect on the business of the BORROWER or Guarantor, as the case may be. BORROWER has adequate corporate power to own its properties and to carry on its business as now being conducted.

B. Authority. BORROWER and Guarantor have full corporate power and authority to enter into this Agreement and to borrow under the Loan Documents, to execute and deliver the Loan Documents and to incur the obligations provided for herein and in the Loan Documents, all of which have been duly authorized by all proper and necessary corporate or other action. The persons executing the Loan Documents on behalf of the BORROWER and the Guarantor have been duly authorized to do so.

C. Binding Agreement. This Agreement and the Loan Documents constitute the valid and legally binding obligations of the BORROWER and Guarantor, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws, affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding thereof may be brought.

D. Litigation. There are no suits or proceedings of any kind or nature pending or, to the knowledge of the BORROWER and Guarantor, threatened against the BORROWER or the Guarantor or their assets which, if adversely determined, would have a material adverse affect on the financial condition or business of the BORROWER or the Guarantor and which have not been disclosed in writing to the BANK.

E. Conflicting Agreements, Consents. There is no charter, bylaw, preference stock, or trust provision of the BORROWER or the Guarantor, and no provision(s) of any existing mortgage, indenture. contract or agreement binding on the BORROWER or the Guarantor or affecting their property, . which would conflict with, have a material adverse affect upon, or in any way prevent the execution, delivery, or performance of the terms of this Agreement or the Loan Documents. Neither the BORROWER nor the Guarantor is required to obtain any order, consent, approval, authorization of any person, entity, or governmental authority in connection with or as a condition to the execution, delivery, and performance of this Agreement or the Loan Documents or the granting of the security interests and liens in the Collateral that has not been obtained.

F. Financial Condition. The financial statements delivered to the BANK by the BORROWER and the Guarantor have been and shall be prepared in accordance with generally accepted accounting principles, consistently applied, and will fairly present the financial condition and results of the BORROWER and the Guarantor. Other than those liabilities disclosed in writing to the BANK, there are no material liabilities, direct or indirect, fixed or contingent, of the BORROWER or the Guarantor which are not reflected in the financial statements or in the notes thereto which would be required to be disclosed therein and there has been no material adverse change in the financial condition or operations of the BORROWER or the Guarantor since the date of such financial statements.

G. Taxes. BORROWER and Guarantor have filed all federal, state and local tax returns required to be filed by them and have paid all taxes shown by such returns to be due and payable on or before the due dates thereof.

H. Full Disclosure. None of the information with respect to the BORROWER or the Guarantor which has been furnished to the BANK in connection with the transactions contemplated hereby is false or misleading with respect to any material fact, or omits to state any material fact necessary in order to make the statements therein not misleading.

I. Employee Benefit Plans. To BORROWER's knowledge, all Plans (as hereinafter defined) which are pension plans as defined in Section 3(2) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), qualify under
Section 401 of the Internal Revenue Code of 1986 (as amended, the "IRC"), and all Plans are in compliance with the provisions of the IRC and ERISA, and have been administered in accordance with their terms. The term "Plan" means any pension plan, as defined in Section 3(2) of ERISA and any welfare plan, as defined in Section 3(l) of ERISA, which is sponsored, maintained or contributed to by BORROWER or any commonly controlled entity, or in respect of which BORROWER or a commonly controlled entity is an "employer" as defined in Section 3(5) of ERISA. To BORROWER's knowledge, and except with respect to events which would not have a material adverse affect on BORROWER's business or financial condition:

         (i) Prohibited Transactions. None of the Plans has participated in, engaged in or been a party to any non-exempt "prohibited transaction" as defined in ERISA or the IRC, and no officer, director or employee of BORROWER has committed a breach of any of the responsibilities or obligations imposed upon fiduciaries by Title I or ERISA.

         (ii) Claims. There are no contested claims, pending or threatened, involving any Plan which is a pension plan by a current or former employee (or beneficiary thereof) of BORROWER, nor is there any reasonable basis to anticipate any claims involving any such Plan.

        (iii) Reporting and Disclosure Requirements. There have been no violations of any reporting or disclosure requirements with respect to any Plan and no such Plan has violated applicable law, including but not limited to ERISA and the IRC.

        (iv) "Accumulated Funding Deficiency"; Reportable Event. No Plan which is a defined benefit pension plan has (a) incurred an "accumulated funding deficiency" (within the meaning of Section 412(a) of the IRC), whether or not waived, (b) been a plan with respect to which a Reportable Event (to the extent that the reporting of such events to the Pension Benefit Guaranty Corporation (the "PBGC") within thirty (30) days of the occurrence has not been waived) has occurred and is continuing, or (c) been a Plan with respect to which there exists conditions or events which have occurred presenting a risk of termination by PBGC.

         (v) Multiemployer Plan. No Plan which is a multiemployer pension plan (as defined in Section 414(f) of the IRC) to which BORROWER contributes has been a plan with respect to which BORROWER has received any notification that such Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA. BORROWER has not withdrawn from, or incurred any withdrawal liability to, any multiemployer plan.

         (vi) COBRA. There has been no violation of the applicable requirements of Section 4980B of the IRC pertaining to COBRA continuation coverage with respect to any Plan.

         (vii) Employee Welfare Benefit Plans. No Plan which is a medical, dental, health, disability, insurance or other plan or arrangement, whether oral or written, which constitutes an "employee welfare benefit plan" as defined in
Section 3 )(1) of ERISA, has any unfunded accrued liability or provides benefits to former employees or retirees (except as may be required by COBRA).

J. Location of Records. All of the books and records or true and complete copies thereof relating to the accounts and contracts of the BORROWER are and will be kept at BORROWER's principal place of business located at the address first set forth above (the "Premises").

K. Compliance with Laws. The BORROWER and the Guarantor are in compliance in all material respects with all laws and governmental rules and regulations applicable to the Collateral and to their businesses, properties and assets which the failure to comply with would have a material adverse effect on the business of the BORROWER.

L. Hazardous Waste. No Hazardous Waste (as hereinafter defined) has been generated, stored or treated on any of the premises occupied by BORROWER, except in compliance with all applicable laws. To the BORROWER's knowledge, no Hazardous Waste has ever been. is being, is intended to be, or is threatened to be spilled, released, discharged, disposed, placed or otherwise caused to be found in the soil or water in, under, or upon any of the premises occupied by the BORROWER. The BORROWER and the

Guarantor agree to indemnify and hold the BANK harmless from and against any claims, damages. liabilities (whether joint or several), losses and expenses (including, without limitation, attorneys' fees) incurred by the BANK as a result of the breach of these representations. For the purpose of this Agreement, the term "Hazardous Waste" means "hazardous waste", "hazardous material", "hazardous substance", and "oil" as presently defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Material Transportation Act, the Federal Water Pollution Control Act, and corresponding state and local statutes, ordinances, and regulations, as such statutes, ordinances and regulations may be amended, or as defined in any federal or state regulation adopted pursuant to such acts.

M. Title to Collateral. BORROWER has and will at all times have good and marketable title to the Collateral, free and clear from any liens, security interests, mortgages, encumbrances. pledges or other right, title or interest of any other person or entity, except those arising under the Loan Documents or disclosed to the BANK in the Security Agreement ("Permitted Encumbrances").

N. Employees. BORROWER has complied in all material respects with all laws relating to the employment of labor, including any provisions thereof relating to ERISA, wages, hours, collective bargaining, the payment of social security and similar taxes, equal employment opportunity, employment discrimination and occupational safety and health, and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

VIII. AFFIRMATIVE COVENANTS. Until payment in full of all indebtedness under the Loans and the other Obligations, the BORROWER and the Guarantor, as the case may be, jointly and severally agree that, unless the BANK shall otherwise consent in writing, they will:

A. Prompt Payment. Pay promptly, subject to any applicable cure or grace period, when due all amounts due and owing to the BANK.

B. Use of Proceeds. Use the proceeds of the Loans only for working capital purposes and will furnish the BANK with such evidence as it may reasonably require with respect to such use.

C. Financial Statements. Furnish the BANK with such financial statements of BORROWER as are described on Schedule B attached hereto. All such statements shall be prepared on a consistent basis in a format reasonably acceptable to the BANK.

D. Maintenance of Existence. Take all necessary action to maintain BORROWER's legal existence.

E. Maintenance of Business. Do or cause to be done all things reasonably necessary to maintain and preserve BORROWER's business.

F. Maintenance of Insurance. Keep all of BORROWER's properties (specifically including, but not limited to, the Collateral) adequately insured against loss or damage by fire and such other casualties and hazards as the BANK may specify from time to time; maintain adequate Workman's Compensation Insurance under applicable laws and Comprehensive General Public Liability Insurance; and maintain adequate insurance covering such other risks as the BANK may reasonably specify from time to time hereafter. All insurance required hereunder shall be effected by valid and enforceable policies issued by insurers of recognized responsibility authorized to transact business within the State of New Hampshire and shall, inter alia, (1) name the BANK as an additional insured and/or loss payee, and (2) provide that the BANK shall be notified in writing of any proposed cancellation of such policy at least ten (10) days in advance thereof and will have the opportunity to correct any deficiencies justifying such proposed cancellation. For the purposes of this Paragraph, an insurance policy shall be deemed to be "adequate" if it provides coverage against such risks and in such amounts as is customarily carried by owners of similar businesses and properties.

G. Inspection by the Bank. Upon prior reasonable notice (other than upon and during the continuation of any Event of Default when no notice shall be required) and during normal business hours, permit any person designated by the BANK to inspect any of its properties, including its books, records, and accounts (and including the making of copies thereof and extracts therefrom) during normal business hours. BORROWER also agrees that the BANK may conduct regular field examination audits of the BORROWER's books, records, accounts, inventory, and other property up to two (2) times during each of BORROWER's fiscal years and that BORROWER shall pay the BANK all reasonable fees, costs, and expenses charged or incurred by BANK for such audits.

H. Prompt Payment of Taxes. Accrue BORROWER'S tax liability (including withholdings for employee taxes and social security) in accordance with usual accounting practice and pay or discharge (or cause to be paid or discharged) as they become due all taxes, assessments, and government charges upon its property, operations, income and products (as well as all claims for labor, materials or supplies), which, if unpaid might become a lien upon any of its property; provided, that the BORROWER shall, prior to payment thereof, have the right to contest such taxes, assessments and charges in good faith by appropriate proceedings so long as, upon request of the Bank, the BANK's interests are protected by bond, letter of credit, escrowed funds or other appropriate security.

I. Notification of Default Under This and Other Loan or Financing Arrangements. Promptly notify the BANK in writing of the occurrence of any

Event  of  Default  under  this   Agreement  or  any  other  loan  or  financing
arrangement.

J. Notification of Litigation. Promptly notify the BANK in writing of any litigation that has been instituted or is pending or threatened which, if determined adversely, would be reasonably likely to have a material adverse affect on BORROWER'S continued operations or financial condition.

K. Notification of Governmental Action. Promptly notify the BANK in writing of any governmental investigation or proceeding that has been instituted or is pending or threatened, including without limitation, matters relating to the federal or state tax returns of the BORROWER or the Guarantor. compliance with the Occupational Safety and Health Act, or proceedings by the Treasury Department, Labor Department, or Pension Benefit Guaranty Corporation with respect to matters affecting employee welfare, benefit or retirement programs.

L. Preservation of the Collateral. Cause BORROWER to take all reasonably necessary steps to preserve, protect and defend the Collateral and keep it in good operating condition and repair (reasonable wear and tear excepted) and free of unpermitted liens and give BANK access to and permit it to inspect the Collateral upon reasonable prior notice during all business hours and other reasonable times.

M. Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in a manner reasonably acceptable to the BANK and consistently applied, reflecting all financial transactions of the BORROWER.

N. Compliance With Laws. Cause BORROWER to comply in all material respects with all applicable laws, rules, regulations, and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property; provided, however, that BORROWER shall be entitled to contest the same in good faith so long as such action, in the BANK's sole opinion, does not have an adverse affect upon the BANK's rights hereunder or the Collateral.

O. Accounts, Deposits, and Balances. BORROWER shall maintain its primary operating and deposit accounts with the BANK.

P. Notification of Material Adverse Changes. Promptly notify the BANK in writing of any conditions or circumstances which would be reasonably likely to have a material adverse effect on BORROWER's continued operations or financial condition.

Q. Additional Financial and Other Covenants. Comply with the additional financial and other covenants set forth on Schedule B attached hereto.

IX. NEGATIVE COVENANTS. Until payment in full of all indebtedness under the Loans and the other Obligations, the BORROWER and the Guarantor, jointly and severally, covenant and agree that without the express prior written consent of the BANK:

A. Nature and Scope of Business. BORROWER will not enter into any type of business other than that in which it is presently engaged. or otherwise significantly change the scope or nature of its business.

B. Additional Indebtedness. BORROWER will not incur indebtedness for borrowed money (or issue or sell any of its bonds, debentures, notes or similar obligations) or guaranty indebtedness of others except: (1) borrowings under the Loans; (2) other Obligations to the BANK; (3 )) borrowings used to prepay in full the Obligations; (4) ordinary unsecured trade account payables; and (5) indebtedness due the Guarantor which is fully subordinated in writing to all of the Obligations upon terms and conditions acceptable to the BANK.

C. Liens and Mortgages. BORROWER will not incur, create, assume or suffer to exist any mortgage, pledge, lien, attachment, charge or other encumbrance of any nature whatsoever on any of the Collateral, now or hereafter owned, other than
(1) the security interests or liens granted to the BANK pursuant to the Loan Documents; (2) deposits under Workmen's Compensation, Unemployment Insurance and Social Security laws; (3) liens imposed by law, such as carriers, warehousemen's or mechanic's liens incurred in good faith in the ordinary course of business, and which do not in the aggregate have a material adverse effect on the BORROWER's financial condition or the Collateral; and (4) the Permitted Encumbrances.

D. Capital Structure; Acquisition of Stock. BORROWER and Guarantor will not alter or amend the BORROWER's capital structure or permit BORROWER to purchase, redeem or otherwise acquire for value any of its outstanding capital stock.

E. Ownership; Management. BORROWER and Guarantor will not change the current ownership of BORROWER such that Guarantor no longer controls BORROWER through majority ownership of the capital stock of the BORROWER.

F. Places of Business: Location of Collateral. BORROWER will not maintain or relocate to, open or close, any other place of business or move any of the Collateral from the Premises, except upon thirty (30) days prior written notice to the BANK.

X. CONDITIONS PRECEDENT TO MAKING OF LOANS. The obligation of the BANK to make any Loan and make disbursements and advances of the proceeds of the same to the BORROWER is subject to the satisfaction by the BORROWER or its representatives of the following conditions precedent with respect to such Loan: (1) the BORROWER and the Guarantor have executed and delivered all of the Loan Documents deemed appropriate and necessary by the BANK, in form and substance satisfactory to the BANK, including, but not limited to, the documents described on the Closing Agenda attached hereto as Schedule C; (2) the BORROWER's and Guarantor's warranties and representations as contained herein and in the Loan Documents shall be accurate and complete; (3) BANK shall have received an opinion of BORROWER's and Guarantor's legal counsel in form and substance satisfactory to the BANK; and (4) the BORROWER and Guarantor shall not be in default under any of the covenants, warranties, representations, terms, or conditions contained in this Agreement or in the Loan Documents as of the date of entering into such Loan and as of the date of each disbursement and advance thereunder.

XI. EVENTS OF DEFAULT; ACCELERATION. The occurrence of any one or more of the following events shall constitute a default under this Agreement, each of the Loan Documents and each of the Obligations (individually, an "Event of Default", and collectively, "Events of Default"): (1) if any statement, representation or warranty made by the BORROWER or Guarantor in this Agreement or in any of the Loan Documents, or in connection with any of the same, or if any financial statement, report, schedule, or certificate furnished by the BORROWER or Guarantor or any of its officers or accountants to the BANK, shall prove to have been false or misleading in any material respect when made; (2) default by the BORROWER in payment on its due date of any principal or interest called for under any of the Loans or the Loan Documents, or of other amounts due under any other of the Obligations, or other event of default under the Loan Documents or the other Obligations, provided such default is not cured within any applicable grace period thereunder; (3) default by the BORROWER in the performance or observance of any of the provisions, terms, conditions, warranties or covenants of this Agreement, the Loan Documents, or any other of the Obligations; (4) the dissolution, termination of existence, merger or consolidation of the BORROWER other than a merger or consolidation in which the BORROWER is the surviving entity, or a sale of BORROWER's business or the Collateral not in the ordinary course of business; (5) the BORROWER or the Guarantor shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of it or any of its property, (b) make a general assignment for the benefit of creditors, (c) be adjudicated as bankrupt or insolvent, (d) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation under any law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or statute, or (e) offer or enter into any composition, extension or arrangement seeking relief or extension of its debts; (6) proceedings shall be commenced or an order, judgment or decree shall be entered, without the application, approval or consent of the BORROWER or Guarantor, as the case may be, in or by any court of competent jurisdiction, relating to the bankruptcy, dissolution, liquidation, reorganization or the appointment of a receiver, trustee or liquidator of the BORROWER or Guarantor, or of all or a substantial part of its assets. and such proceedings, order, judgment or decree shall continue undischarged or unstayed for a period of sixty (60) days; (7) BORROWER's inability to pay its debts as they mature or other act of insolvency, however defined and determined by the BANK in a commercially reasonable manner; (8) a judgment for the payment of money shall be rendered against the BORROWER and the same shall remain undischarged for a period of thirty (30) days, during which period execution shall not be effectively stayed; or (9) if BANK otherwise deems itself insecure within the meaning of New Hampshire RSA 382-A:1-208 (as amended).

Upon the occurrence of any Event of Default, the BANK's commitment to make further Loans under the Loan Documents or any other agreement with the BORROWER, and to make any advances or disbursements under any Loan, shall immediately cease and terminate and, at the election of the BANK, all of the Obligations of the BORROWER to the BANK, under any of this Agreement, the Loan Documents, or otherwise, will immediately become due and payable without further demand, notice or protest, all of which are hereby expressly waived. Thereafter, the BANK may proceed to protect and enforce its rights, at law, in equity, or otherwise, against the BORROWER, the Guarantor, and any other endorser or guarantor of the BORROWER's Obligations, either jointly or severally, and may proceed to liquidate and realize upon any of its Collateral in accordance with the rights of a secured party under the Uniform Commercial Code, under any other applicable law, under any Loan Documents, under any other agreement between the BORROWER and the BANK, or under any agreement between any guarantor or endorser of the BORROWER's Obligations to the BANK, and to apply the proceeds thereof to payment of the Obligations of the BORROWER to the BANK in such order and in such manner as the BANK, in its sole discretion, deems appropriate.

XII.       MISCELLANEOUS PROVISIONS.

A. Entire Agreement; Waivers. This Agreement, the Schedules hereto, and the Loan Documents together constitute the entire agreement between the BORROWER, the Guarantor, and the BANK and no covenant, term, condition or other provision thereof nor any default in connection therewith may be waived except by an instrument in writing, signed by the BANK and delivered to the BORROWER. The BANK's failure to exercise or enforce any of its rights, powers or privileges under this Agreement or the Loan Documents shall not operate as a waiver thereof.

B. Remedies Cumulative. All remedies provided under this Agreement and the Loan Documents or afforded by law shall be cumulative and available to the BANK until all of the BORROWER's Obligations to the BANK have been paid in full.

C. Survival of Covenants. All covenants, agreements, representations and warranties made in this Agreement and in the Loan Documents shall be deemed to be material and to have been relied on by the BANK, notwithstanding any investigation made by the BANK or in its behalf, and shall survive the execution and delivery of this Agreement and the Loan Documents. All such covenants, agreements, representations and warranties shall bind and inure to the benefit of the BORROWER's, the Guarantor's, and the BANK's successors and assigns, whether so expressed or not.

D. Governing Law: Jurisdiction. This Agreement and the Loan Documents shall be construed and their provisions interpreted under and in accordance with the laws of the State of New Hampshire. The BORROWER and the Guarantor, to the extent they may legally do so, hereby consent to the jurisdiction of the courts of the State of New Hampshire and the United States District Court for the State of New Hampshire for the purpose of any suit, action or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections they may have to venue in any such courts.

E. Assurance of Execution and Delivery of Additional Instruments. The BORROWER and Guarantor agree to execute and deliver, or to cause to be executed and delivered, to the BANK all such further instruments, and to do or cause to be done all such further acts and things, as the BANK may reasonably request or as may be necessary or desirable to effect further the purposes of this Agreement and the Loan Documents.

F. Waivers and Assents. The BORROWER, the Guarantor, and any other guarantor or endorser of the BORROWER's Obligations to the BANK, hereby waive, to the fullest extent permitted by law, all rights to marshalling of assets and all rights to demand, notice, protest, notice of acceptance of this Agreement and the Loan Documents, notice of Loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description with respect both to the Loan Documents and the Collateral. Each Guarantor further waives all defenses based upon suretyship or impairment of collateral and all defenses which the BORROWER may assert on the Obligations, including, but not limited to, failure of consideration, breach of warranty, fraud, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury. The BORROWER and Guarantor assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the BANK may deem advisable.

G. No Duty of the Bank With Respect to the Collateral. The BANK shall have no duty as to the collection or protection of Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto, beyond the safe custody thereof and those duties required by the Uniform Commercial Code as in effect in New Hampshire.

H. Election of the Bank. The BANK may exercise its rights with respect to Collateral without resorting or regard to other collateral or sources of reimbursement for the Obligations of BORROWER to the BANK.

I. Assignment. If at any time, by assignment or otherwise, the BANK transfers its rights in any of the Obligations and its rights in Collateral therefor, in whole or in part, such transfer shall carry with it the powers and rights of the BANK under this Agreement. the Loan Documents, and the Collateral so transferred and the transferee shall become vested with such powers and rights whether or not they are specifically referred to in the instrument evidencing the transfer. If, and to the extent that the BANK retains such rights and Collateral, the BANK shall continue to have the rights and powers herein set forth with respect thereto. This Agreement and the Loan Documents shall be binding upon and inure to the benefit of the BANK, the BORROWER and the Guarantor, their successors, assigns, heirs and personal representatives; provided, however, the rights and obligations of the BORROWER and the Guarantor are not assignable, delegable or transferable without the consent of the BANK. All of the rights of the BANK under this Agreement and the Loan Documents shall inure to the benefit of any participating bank or banks and its or their successors and assigns.

J. Expenses: Proceeds of Collateral. The BORROWER and the Guarantor covenant and agree that they shall pay to the BANK, on demand, any and all reasonable out-of-pocket expenses, including reasonable attorneys' fees, court costs, sheriffs' fees, and other expenses incurred or paid by the BANK in protecting and enforcing its rights under this Agreement, the Loan Documents, and the other Obligations. including the costs of preparation of this Agreement and the Loan Documents, and any amendments, modifications, consents, or waivers in respect thereof, and all filing, auditing, accounting, and appraisal fees. After deducting all of said expenses and the reasonable expenses of retaking, holding, preparing for sale, selling and the like, the residue of any proceeds of collections or sale of Collateral shall be applied to the payment of principal of or interest on Obligations of the BORROWER to the BANK in such order or preference as the BANK may determine, and any excess shall be returned to the BORROWER (subject to the provisions of the Uniform Commercial Code) and the BORROWER shall remain liable for any deficiency.

K. The Bank's Right of Offset. The BORROWER and the Guarantor hereby grant the BANK a continuing security interest in, and the right to set off against, any deposits or other sums at any time credited or due from the BANK to the BORROWER or the Guarantor, and any securities or other property of the BORROWER or Guarantor which at any time are in the possession of the BANK, for the payment of any Obligations due the BANK. The BANK may apply or set off such deposits or other sums against the BORROWER's Obligations whether or not the Collateral is considered by the BANK to be adequate. The BORROWER and the Guarantor expressly grant to the BANK the right to set off and apply such deposits and sums without having to resort to recourse to any other Collateral in which the BANK has a security interest.

L. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and shall be either mailed by certified mail, return receipt requested, or delivered by overnight courier service, to the applicable party at the addresses set forth in this Agreement.

M. Savings Clause. Any provision of this Agreement or any of the Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

N. Term of this Agreement. This Agreement shall remain in full force and effect until all of the Obligations have been paid in full, all of the terms, conditions and covenants under the Loan Documents have been performed, and all commitments of the BANK advance funds under any of the Loans have terminated.

O. Interest Rate Provisions. The interest rate provisions of each of the Obligations are subject to the condition that in no event shall the amount paid or agreed to be paid to the holder of such Obligation which is deemed interest under applicable law exceed the maximum rate of interest on the unpaid principal balance of such Obligation allowed by applicable law, if any, (the "Maximum Allowable Rate"). For purposes hereof, "applicable law" shall mean the law in effect on the date hereof, except that if there is a change in such law which results in a higher Maximum Allowable Rate being applicable to the Obligation subject thereto, then such Obligation shall be governed by such amended law from and after its effective date. In the event that fulfillment of any provisions of any Obligation results in the interest rate thereunder being in excess of the Maximum Allowable Rate, then amount to be paid thereunder resulting in an excessive interest rate shall automatically be reduced to eliminate such excess. If notwithstanding the foregoing, the holder of such Obligation receives an amount which under applicable law would cause the interest rate thereunder to exceed the Maximum Allowable Rate, the portion thereof which would be excessive shall automatically be applied to and deemed a prepayment of the unpaid principal balance under such Obligation and not a payment of interest.

P. Waiver of Jury Trial. THE BORROWER AND GUARANTOR WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

IN WITNESS WHEREOF, the BANK and the BORROWER have executed this Agreement all as of the day and year first above written.

WITNESS:                                    FLEET BANK - NH


/s/ Marcia LaTome                           By: /s/ Amy M. LeBlanc
-----------------                           -------------------------------
                                               Amy M. LeBlanc, Assistant
                                               Vice President

WITNESS:                                    BORROWER:

                                            SHEPHERD SURVEILLANCE
                                            SOLUTIONS, INC.


/s/ Marcia LaTome                           By: /s/ Thomas Makmann
-----------------                           -------------------------------
                                               M. Thomas Makmann, President

AGREEMENT OF GUARANTOR. For and in consideration of the BANK entering into this Agreement with the BORROWER, and extending the Loans to the BORROWER, all to the benefit of the undersigned, the undersigned hereby become a party to this Agreement as Guarantor, and agrees to the terms and conditions set forth above in this Agreement, all as of the day and year first above written.

WITNESS:                                    GUARANTOR:

                                            TRILON DOMINION PARTNERS, LLC
                                            BY: VC Holdings, Inc., its manager


/s/                                          By:  /s/ Jack R. Sauer
-----------------                           -------------------------------
                                               Jack R. Sauer, Vice President

STATE  NEW YORK
COUNTY OF NEW YORK

        On this the 3rd day February 1997, before me, the undersigned notary or justice, personally appeared Jack R. Sauer, who acknowledged himself to be Vice President of VC Holdings, Inc. the manager of Trilon Dominion Partners, L.L.C., a Delaware limited liability company, and that he, as such member being authorized so to do, executed the foregoing instrument for the purposes therein contained.
                                         /s/ Juliet N. Page
                                         ----------------------------------
                                         Justice of the Peace/Notary Public

* Subject to the change being made whereby the financial covenant in III B to Schedule B reads the net loss for the six months ending June 30, 1997 shall not exceed $1,000,000.00

                                 FLEET BANK - NH
                            COMMERCIAL LOAN AGREEMENT

                                   SCHEDULE A
                                   ----------

               BORROWING BASE AND CASH MANAGEMENT PROVISIONS

I. APPLICABLE PERCENTAGE OF ACCEPTABLE ACCOUNTS FOR DETERMINATION OF BORROWER'S REVOLVING LINE OF CREDIT BORROWING BASE UNDER SECTION I.A.: EIGHTY PERCENT (80%)

DEFINITION OF ACCEPTABLE ACCOUNTS: The term "Acceptable Accounts" means those of the BORROWER's accounts and accounts receivable as the BANK determines to be satisfactory as set forth below. Subject to the foregoing, "Acceptable Accounts" shall not include any service charges or sales or other taxes and shall be accounts of the BORROWER: (i) which arise in the ordinary course of BORROWER's business from BORROWER's performance of services or sale of goods which have been performed or sold; (ii) which are not more than ninety (90) days old from date of invoice (in the event that twenty percent (20%) of the accounts receivable from a particular account debtor are over ninety (90) days old, all of the accounts receivable from that particular account debtor shall be excluded from Acceptable Accounts); (iii) which are not evidenced by a promissory note or other instrument; (iv) which are payable in U.S. Dollars; (v) which are owed by any corporation or other entity other than one which is related to the BORROWER, or is of common ownership with the BORROWER, or could be treated as a member of the same controlled group of corporations of which the BORROWER is a member;
(vi) which constitute valid. binding, and enforceable obligations of account debtors which are not subject to any claim, counterclaim, set off. credit, allowance, or chargeback; (vii) as to which the BORROWER has received no notice and has no knowledge as to whether the account debtor (or any guarantor or endorser thereof) is bankrupt or insolvent, or any other facts which make the collection of the account doubtful; (viii) which are not owed by any person employed by, or salesman of. the BORROWER; (ix) which do not arise out of the sale by the BORROWER of goods consigned or delivered to the BORROWER on "sell or return" terms (whether or not compliance has been made with Section 2-3326 of the UCQ; and (x) which do not arise out of any sale made on a "bill and hold", dating, or delayed shipping basis. Accounts payable by BORROWER to any account debtor shall be netted against accounts due from such debtor.

BORROWER shall furnish the BANK within ten (10) days of each month-end with a Borrowing Base Certificate substantially in the form attached hereto as Exhibit A-1, which shall be accompanied by a reconciliation and aging reports for accounts receivable, all in a form reasonably acceptable to the BANK.

The acceptance of or characterization by the BANK of any account as an Acceptable Account shall not be deemed a determination by the Bank as to its actual value nor in any way obligate BANK to accept any account arising subsequently from such debtor to be, or to continue to deem such account to be, an Acceptable Account. All accounts of BORROWER whether Acceptable Accounts or not shall constitute Collateral under the Security Agreement.

II. ADDITIONAL TERMS AND CONDITIONS FOR MANAGEMENT OF REVOLVING LINE OF CREDIT LOANS.

BORROWER shall from time to time inform the BANK of the target balance which BORROWER desires to maintain in its Demand Deposit Account with the BANK, which shall in no event be less than any minimum balance (if any) required under this Agreement. To maintain the desired target balance in BORROWER's Demand Deposit Account, BORROWER hereby instructs, authorizes, and directs BANK to charge BORROWER's Demand Deposit Account to make payments to reduce the debit balance of BORROWER's Loan Account with the BANK and to make payment of BORROWER's other obligations to the BANK, and to make advances under the Revolving Line of Credit Loan increasing the debit balance in BORROWER's Loan Account and credit the same to BORROWER's Demand Deposit Account. Notwithstanding the foregoing, BORROWER's obligations to pay each Loan are the general obligations of the BORROWER and shall not be deemed to be obligations to be satisfied solely from funds in the Demand Deposit Account or by advances under the Revolving Line of Credit Loan. BORROWER acknowledges and agrees that the target balance is only a desired goal based upon estimates and that the BANK shall have no responsibility for variances from the target balance as long as all charges, advances and credits are made in good faith. All credits against BORROWER's indebtedness indicated in the Loan Account shall be conditional upon final payment to the BANK of the items giving rise to such credits. The amount of any item credited against BORROWER's Loan Account which is not paid or which is charged back against the BANK for any reason may be charged as a debit to the Loan Account or may be charged back against the Demand Deposit Account of BORROWER, and shall be an obligation of the BORROWER to the BANK in each instance whether or not the item so charged back or not paid is returned. Any item received in payment towards BORROWER's outstanding indebtedness reflected in the Loan Account which requires clearance or payment (other than items drawn on the Bank) shall be considered to be applied immediately for purposes of determining the maximum available amount under BORROWER's Revolving Line of Credit under Section 1. A. of this Agreement, but shall not be considered to have been credited to the Loan Account until two
(2) business days after receipt by the BANK of such item for purposes of interest accruing on the outstanding indebtedness indicated by the Loan Account. Notwithstanding any other provision hereof, no advances shall be made by BANK to BORROWER's Demand Deposit Account at any time an Event of Default exists under this Agreement or the Loan Documents, or any condition exists which, if not cured, would with the passage of time or the giving of notice, or both, constitute such an Event of Default. Except in the case of BANK's gross negligence, willful misconduct, or failure to act in good faith,

BANK shall not be liable for any act done or omitted by it in good faith, or for any mistake in fact or law, or for anything it may do or refrain from doing in connection with or as required by this Section II of Schedule A. In addition, BORROWER will reimburse and indemnify BANK for any damages, losses, liabilities, claims, costs, or expenses, of any kind whatsoever and however caused, including, but not limited to, reasonable attorneys' fees, paid, suffered or incurred by BANK as a result of any third party claim against BANK arising out of or in connection with BANK's performance of the services contemplated by this
Section 11 of Schedule A to be provided by BANK, except to the extent the same results from the gross negligence, willful misconduct, or failure to act in good faith by BANK.

                                 FLEET BANK - NH
                            COMMERCIAL LOAN AGREEMENT
                                   SCHEDULE A


                                   EXHIBIT A-1

                                 FLEET BANK - NH
                           BORROWING BASE CERTIFICATE


                 BORROWER: SHEPHERD SURVEILLANCE SOLUTIONS, INC.

         The undersigned hereby certifies to Fleet Bank - NH (the "Bank) pursuant to Schedule A of the Commercial Loan Agreement (the "Agreement") dated January _, 1997, as follows:

Calculation of Borrowing Base:

Accounts Receivable:

1.      Total Accounts Receivable as of
        _________, 199_, as per
        attached Aging Report ("Certified
        Accounts")                                                     $______

2.    Disqualified Accounts:
             Accounts over 90 days from
             invoice due date                        $___
             Other non-qualifying accounts           $___
             Total Disqualified Accounts                               $______

3.    Item 1 minus item 2 ("Acceptable
      Accounts")                                                       $______

4.    Advance Rate on Acceptable
      Accounts per Agreement                                             80%

5.    Item 3 times item 4                                              $______

6.    Amount of Outstanding Letters of
      Credit                                                           $______

7.    Amount of Outstanding Direct Advances                            $______

Available Commitment:

8.    Available Commitment under Revolving
      Line of Credit (Lesser of Item 5 or $900,000.00,
      less Item 6 and Item 7)                                          $______

Based upon the foregoing calculation made as of the close of business on the date indicated below, the undersigned hereby requests that the Bank make a loan to Borrower in accordance with the provisions of Section I of Schedule A of the Loan Agreement, which Loan, when added to the outstanding principal amount of all other advances, interest thereon, unpaid costs, charges and expenses related hereto and to the Agreement as of the date hereof, does not exceed the Available Commitment. Except as set forth in the accompanying letter, the undersigned hereby reasserts and restates all representations and warranties set forth in the Agreement as of the date hereof and certifies that no Event of Default under the Agreement, or any event which with the passage of time or the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing. Each capitalized term used, but not defined herein, shall have the respective meaning set forth in the Agreement.

         WITNESS the execution hereof on the __ day ______, of 199_.

                                           SHEPHERD SURVEILLANCE SOLUTIONS,
                                           INC.


                                           By:________________________________
                                                     Signature and Title

                                              --------------------------------
                                                     [Print Name and Title]

                                 FLEET BANK - NH
                            COMMERCIAL LOAN AGREEMENT
                                   SCHEDULE B
                         ADDITIONAL TERMS AND CONDITIONS
I.       Fees Payable by BORROWER

Revolving Line of Credit Loan Facility Fee: .25% per annum of full commitment amount of $900,000.00 under Revolving Line of Credit Loan, payable quarterly in arrears.

Revolving Line of Credit Loan Closing Fee: $10,000.00, one-half of which is payable on the date hereof and the other half being payable on August 15, 1997 if the Revolving Line of Credit Loan is renewed on such date.

Cash Management Fees: $300.00 per month for target balance management and additional fees to be determined in the BANK's reasonable discretion upon basis of scope of monthly services (e.g. lockboxes, zero balance account, etc.).

Financial Covenant Waiver Fee: In the event that BORROWER fails to comply with the financial covenants contained hereinbelow and BANK, in its sole discretion, elects to waive said default. BORROWER shall pay BANK an amount equal to $500.00 per waiver; provided, that. the BANK shall not be entitled to collect more than one waiver fee per month.

II.      Description of Financial Statements to be Delivered:

A. Annual audited financial statements of BORROWER within ninety (90) days after the end of each fiscal year, including balance sheets and statements of income, retained earnings and surplus, and a statement of cash flow, together with supporting schedules, setting forth in each case comparative figures for the preceding fiscal year, and in each case prepared by an independent certified public accountant reasonably acceptable to BANK The BANK acknowledges that the firm of Ernst & Young L.L.P. is acceptable to it for the purposes of this section..

B. Monthly financial statements of the BORROWER within ten (10) days after the end of each month, including balance sheets and statements of income and cash flow, together with supporting schedules, all as prepared by the BORROWER.

C. Annual audited financial statements of Guarantor within ninety (90) days after the end of each fiscal year, including balance sheets and statements of income, retained earnings and surplus, and a statement of cash flow, together with supporting schedules, setting forth in each case comparative figures for the preceding fiscal year, and in each case prepared by an independent certified public accountant reasonably acceptable to BANK.

D. Semi-annual financial statements of the Guarantor within sixty (60) days after the end of each six (6) month period, including balance sheets and statements of income and cash flow, together with supporting schedules, all as prepared by the Guarantor.

III.     Description of Additional Financial and other Covenants

A. BORROWER shall have a ratio of EBITDA (as hereinafter defined) to Interest Expense (as hereinafter defined) of not less than (i) 1.5:1 for the month ending June 30, 1997 and (ii) 2.0:1 for each quarter ending thereafter. "EBITDA" means earnings for applicable period ending on the date of determination, before reduction for interest, taxes, depreciation, and amortization expense for such period, all as determined in accordance with generally accepted accounting principles from BORROWER's Financial Statements. "Interest Expense" means the aggregate interest due and payable on all outstanding indebtedness of BORROWER during the applicable period ending on the date of determination, all as determined in accordance with generally accepted accounting principles from BORROWER's Financial Statements.

B. BORROWER shall report and certify to Bank its compliance with the financial covenant in paragraph A hereinabove within ten (10) days after the end of each fiscal quarter on the form attached hereto as Exhibit B-2.

                                 FLEET BANK - NH
                            COMMERCIAL LOAN AGREEMENT
                                   SCHEDULE B
                                   EXHIBIT B-2
                             COMPLIANCE CERTIFICATE

Fleet Bank - NH
1155 Elm Street
Manchester, New Hampshire 03 1 01

ATTENTION: Amy M. LeBlanc

Ladies and Gentlemen:

Pursuant to the provisions of a certain Commercial Loan Agreement dated January _, 1997 (the "Loan Agreement"), by and between Shepherd Surveillance Solutions, Inc. (collectively, the "BORROWER") and Fleet Bank - NH (the "Bank"), the undersigned hereby certifies as follows:

         1. That the financial statements (the "Financial Statements") of the BORROWER delivered to the Bank with this certificate are true and accurate in all material respects for the periods covered therein as of the date hereof.

         2. That during the periods set forth in the Financial Statements, the BORROWER was in compliance with the Financial Covenants set forth in Section III of Schedule B of the Loan Agreement, and, specifically, that as of the ending date of the periods covered by the Financial Statements, the BORROWER had:

         (a)    A ratio of EBITDA to Interest Expense of ________:1; and

         (b)    Net Income (or Loss) of $__________________.

         3. The representations and warranties contained in the Loan Agreement are otherwise true and correct in all material respects on and as of the date hereof as if made on and as of such date and all covenants contained in the Loan Agreement have been and continue to be met.

Terms defined in the Loan Agreement and not otherwise expressly defined herein are used herein with the meanings so defined in the Loan Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate on this __ day of _________________, 199_.

                                            SHEPHERD SURVEILLANCE
                                            SOLUTIONS, INC.


_____________________________               By:________________________
Witness                                         Print name and title below


                                               ------------------------
                                               ------------------------